SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                             -----------------------
                                    FORM 8-K
                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): July 26, 2004

                             -----------------------

                                    Castelle

             (Exact Name of Registrant as Specified in Its Charter)



                                   California

                 (State or Other Jurisdiction of Incorporation)



       000-22020                                           77-0164056

(Commission File Number)                       (IRS Employer Identification No.)


             855 Jarvis Drive
                Suite 100
        Morgan Hill, California                                  95037

(Address of Principal Executive Offices)                       (Zip Code)



                                 (408) 852-8000

              (Registrant's Telephone Number, Including Area Code)



                                 Not Applicable

          (Former Name or Former Address, if Changed Since Last Report)




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Item 7. Financial Statements and Exhibits

                 (c)       Exhibits


                  The following exhibit is being furnished herewith:

  Exhibit
  Number                       Description
_________                      ___________

        99.1                   Text of press release issued by Castelle dated
                               July 19, 2004.*

                  * This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.



Item 12. Results of Operations and Financial Condition.


         (a) The information contained in this Item 12, and the exhibit hereto, are being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings. On July 19, 2004, Castelle issued a press release regarding its financial results for its first fiscal quarter ended June 30, 2004. A copy of Castelle's press release is attached hereto as Exhibit 99.1.

         The press release includes pro forma operating results. Pro forma operating results are not based on any standardized methodology prescribed by U.S. generally accepted accounting principles ("GAAP") and are not necessarily comparable to similar measures presented by other companies. Pro forma operating results should not be considered in isolation or as a substitute for operating results prepared in accordance with GAAP. The Company has provided a reconciliation of pro forma operating results to GAAP in the schedules of the attached press release.

         Management utilizes pro forma operating results as a performance measure and furnishes the information in order to provide investors with additional information to analyze the Company's operating results and facilitate period-to-period comparisons. Pro forma operating results include an income tax expense at a 40% rate for the second quarter and first six months of fiscal year 2004. The impact of the pro forma adjustments to GAAP is quantified in the reconciliation table included with the press release. The Company uses non-GAAP measures to help clarify the overall understanding of its current operational performance, its prospects foe the future and to provide a more consistent basis for comparison between quarters.



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                                    SIGNATURE
         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: July 26, 2004

                                               Castelle



                                         By:    /s/ Paul W. Cheng
                                                Paul W. Cheng
                                                Vice President, Chief Financial
                                                Officer and Secretary


_______________________________________________________________________________


                                  EXHIBIT INDEX

 Exhibit
 Number                    Description


  99.1 Text of press release issued by Castelle dated July 19, 2004. *


          *   This information shall not be deemed "filed" for purposes of
              Section 18 of the Securities Exchange Act of 1934, and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

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